UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2006

ML CORNERSTONE FUTURESACCESS LLC

(Exact name of each Registrant as specified in its Charter)

Delaware	0-51086	20-1227929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

c/o Merrill Lynch Alternative Investments LLC Princeton Corporate Campus 800 Scudder Mill Road – Section 2G Plainsboro, New Jersey 08536 (Address of principal executive offices) (Zip Code)

(609) 282-6996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Merrill Lynch Alternative Investments LLC (“MLAI”) is the manager (the “Manager”) of ML Cornerstone FuturesAccess LLC (the “registrant”).

(b)           Effective as of June 5, 2006, Robert Alderman resigned as the Chief Executive Officer and President of the Manager.

Effective as of June 5, 2006, Jeffrey Chandler resigned from the Manager’s Board of Managers.

(c)           Effective as of June 5, 2006, Benjamin Weston became the Chief Executive Officer and President of the Manager.

Benjamin C. Weston was born in 1954.  Mr. Weston is the Chief Executive Officer, President and a Manager of MLAI and Head of MLAI’s Hedge Fund Development and Management Group at Merrill Lynch where he is responsible for all hedge fund investment activities for Merrill Lynch worldwide.  Mr. Weston joined Merrill Lynch from Indeman Capital Management (IDM), a hedge fund incubation business formed in 2003 with the backing of Ritchie Capital Management and Azimuth Trust.  Before founding IDM, Mr. Weston worked as a consultant for Ritchie Capital which he joined in September 2002 from Credit Suisse First Boston where he was a Managing Director and Head of the Funds Development Group.  The Funds Development Group developed and launched a series of market-leading hedge funds, including three that today rank in the world’s 50 largest funds. Until 2000, Mr. Weston served on the Management Committee of CSFB’s Fixed Income Division and was Head of the Leveraged Capital Services Group, which advised a select group of hedge funds on global market strategy, optimal investment expression and risk management.  Prior to transferring to CSFB in 1996, Mr. Weston was Co-Head of Credit Suisse Financial Products in the Americas (CSFP) and a Member of the Executive Board from 1990 to 1995.  Before founding CSFP in New York in 1990, Mr. Weston held various senior management positions from 1983 to 1990 at Bankers Trust including Head of the Capital Markets Group in London, Head of the Equity Derivatives business in Europe and Head of the bank’s equity businesses in Asia from Hong Kong. Mr. Weston started his career at JP Morgan in 1978 where he worked in the Funding Services Group in New York and London.  Mr. Weston received a Bachelor of Arts in International Studies from Miami University in 1976 and a Master of Arts in International Affairs with Honors in Economics from The Johns Hopkins School of Advanced International Studies in 1978.

(d)           Effective as of June 5, 2006, the following persons were elected to the Manager’s Board of Managers: Benjamin Weston, Robert Ollwerther, Andrew Weisman, and Chris Castano.  (Robert Alderman and Steven Olgin are continuing as incumbent members of the Manager’s Board of Managers.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML CORNERSTONE FUTURESACCESS LLC

	By:	Merrill Lynch Alternative Investments LLC
Its: Manager

	By	/s/ MICHAEL L. PUNGELLO
Michael L. Pungello
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Date: August 14, 2006